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                                                                      EXHIBIT 24

                                Power of Attorney

         Know all men by these presents, that each person whose signature appears below, hereby constitutes and appoints Andrew H. Beck and Stephen D. Lupton his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K of AGCO Corporation for the fiscal year ended December 31, 2003 and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K or any amendments or supplements thereto in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: March 15, 2004
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   /s/  W. Wayne Booker                          /s/   Curtis E. Moll
-------------------------------             -----------------------------------
        W. Wayne Booker                                Curtis E. Moll


   /s/  David E. Momot                          /s/    Henry J. Claycamp
-------------------------------             -----------------------------------
        David E. Momot                                 Henry J. Claycamp


   /s/  Wolfgang Deml
-------------------------------             -----------------------------------
        Wolfgang Deml                                  Wolfgang Sauer


   /s/  Gerald B. Johanneson                    /s/    Anthony D. Loehnis
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        Gerald B. Johanneson                           Anthony D. Loehnis


   /s/  Hendrikus Visser
-------------------------------
        Hendrikus Visser